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                                                                    EXHIBIT 99.1

                    AMENDED AND RESTATED ASSIGNMENT AGREEMENT


     THIS AMENDED AND RESTATED ASSIGNMENT AGREEMENT, dated as of January 2, 1998 ("Amended Assignment Agreement") is by and between PennCorp Financial Group, Inc., a Delaware corporation ("PennCorp") and Knightsbridge Capital Fund I, L.P., a Delaware limited partnership ("Knightsbridge").


                              PRELIMINARY STATEMENT

     WHEREAS, Knightsbridge owns 2,323,232 shares of Class A common stock, $.01 par value (the "Shares") of Southwestern Financial Corporation (the "Company") and warrants to purchase 1,151,936 shares of Class A common stock of the Company (the "Warrants");

     WHEREAS, Knightsbridge desires to sell and PennCorp desires to purchase from the Knightsbridge, the Shares and the Warrants;

     WHEREAS, Knightsbridge and PennCorp are parties to an Assignment Agreement, dated as of January 31, 1997, pursuant to which Knightsbridge agreed to sell, and PennCorp agreed to buy from Knightsbridge, the Shares and the Warrants; and

     WHEREAS, Knightsbridge and PennCorp have agreed to revise the terms on which the purchase of the Shares and the Warrants shall occur.

     NOW THEREFORE, in consideration of the promises and the mutual agreements set forth below, Knightsbridge and PennCorp hereby agree as follows:

     1. (a) If the Closing (as defined in the Transfer Agreement, dated as of January 31, 1997, among PennCorp, Stone, Fickes and Knightsbridge Capital, L.L.C.) shall occur, PennCorp hereby agrees to pay Knightsbridge the amount of $59,973,461.08 (representing the sum of (i) $20.57248 per Share plus (ii) $10.57248 per Warrant) via wire transfer immediately available funds (the "First Payment"); provided, however, that if the Closing shall not have occurred on or before February 28, 1998, the First Payment shall bear interest at the rate of 13% per annum from and including March 1, 1998 through the date of the Closing.




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          (b) Knightsbridge acknowledges and agrees that Stone and Fickes, among others, are parties to an Amended Stipulation and Agreement of Compromise and Settlement relating to a proposed settlement (the "Proposed Settlement") of the shareholder derivative cases styled Tozour Energy Systems Retirement Plan v. David J. Stone, et al. and PennCorp Financial Group, Inc., C.A. No. 14775, and Miller v. David J. Stone, et al., C.A. No. 14795, each filed in the Chancery Court of the State of Delaware. Knightsbridge acknowledges and agrees that if the Proposed Settlement is approved by the Chancery Court and becomes final and nonappealable, Stone and Fickes shall reconvey to Southwestern Financial Corporation ("Southwestern") 335,564 warrants to purchase Class A common stock of the Company beneficially owned by them for no additional consideration. Knightsbridge acknowledges and agrees that Southwestern's cancellation of those warrants will have an impact on the per share price to be paid by PennCorp to acquire all the outstanding common stock and common stock warrants of the Company not already owned by it. Accordingly, PennCorp and Knightsbridge agree that if the Proposed Settlement is approved by Chancery Court and becomes final and nonappealable, PennCorp shall pay to Knightsbridge the additional sum of $923,832.56 representing the sum of $.26584 per Share and per Warrant) by wire transfer of immediately available funds as further payment for the Shares and Warrants (the "Second Payment"). In addition, if the Second Payment is not made prior to February 28, 1998, the amount of the Second Payment shall bear interest at the rate of 13% per annum from and including March 1, 1998 through the date of payment. However, if the Chancery Court fails to approve the Proposed Settlement (as currently proposed or as modified), or if the order approving the Proposed Settlement is vacated, PennCorp shall not be obligated to make the Second Payment. In that event, however, PennCorp shall be required to pay interest on the amount of the First Payment at the rate of 13% per annum from January 1, 1998 through and including the date of the Closing. If required to be made, the Second Payment will be paid on the third business day following the earlier of (i) the date on which the Chancery Court disapproves the Proposed Settlement or (ii) the date on which the order of the Chancery Court approving the Proposed Settlement shall have been vacated.

          (c) As a further inducement to Knightsbridge to sell the Shares and the Warrants, PennCorp agrees to make the following additional payment to Knightsbridge, without duplication of any other payment made pursuant to this paragraph (c), if the circumstances specified below shall occur (each a "Price Protection Payment"):


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               (A) If during the 12-month period ending November 25, 1998,
          PennCorp enters into a definitive agreement to sell all the common stock of the Company (or all or substantially all the assets of the Company) for a purchase price (if other than in cash, as determined by PennCorp's financial advisor and, in any event, calculated on an enterprise value basis) in excess of $489,580,285.08 then, upon consummation of the transaction contemplated by such definitive agreement, PennCorp shall pay to Knightsbridge an amount in cash equal to (I) the difference between (x) the purchase price paid for the Company and (y) $489,580,285.08 multiplied by (II) (x) .2603, if the Proposed Settlement is approved or (y) .2539, if the Proposed Settlement is not approved;

               (B) if during the 12-month period ending November 25, 1998, the Company enters into a definitive agreement to sell all the common stock of Southwestern Life Insurance Company (or all or substantially all the assets of Southwestern Life Insurance Company) for a purchase price (if other than in cash, as determined by PennCorp's financial advisor and, in any event, calculated on an enterprise value basis) in excess of $293,748,171.05 then, upon consummation of the transaction contemplated by such definitive agreement, PennCorp shall pay to Knightsbridge an amount in cash equal to (I) the difference between
          (x) the purchase price paid for Southwestern Life Insurance Company and (y) $293,748,171.05 multiplied by (II) (x) .2603, if the Proposed Settlement is approved or (y) .2539, if the Proposed Settlement is not approved;

               (C) if during the 12-month period ending November 25, 1998, the Company enters into a definitive agreement to sell all the common stock of Union Bankers Insurance Company (or all or substantially all the assets of Union Bankers Insurance Company) for a purchase price (if other than in cash, as determined by PennCorp's financial advisor and, in any event, calculated on an enterprise value basis) in excess of $ $195,832,114.03 then, upon consummation of the transaction contemplated by such definitive agreement, PennCorp shall pay to Knightsbridge an amount in cash equal to (I) the difference between
          (x) the purchase price paid for Union Bankers Insurance Company and
          (y) $195,832,114.03 multiplied by (II) (x) .2603, if the



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          Proposed Settlement is approved or (y) .2539 if the Proposed
          Settlement is not approved; or

               (d) if during the 12-month period ending November 25, 1998, PennCorp enters into a definitive agreement to merge with a third party or to sell all or substantially all its assets, for a per share purchase price (if other than in cash, as determined by PennCorp's financial advisor) in excess of $37.09, then, upon consummation of the transaction contemplated by such definitive agreement, PennCorp shall pay to Knightsbridge an amount in cash equal to (I) if the Proposed Settlement is approved, [[(A) 2,092,023 multiplied by (B) the difference between (x) the per share purchase price received in such transaction and (y) $37.09, minus $6,277,000], multiplied by .8370] or
          (II) if the Proposed Settlement is not approved, [[(A) 2,156,186 multiplied by (B) the difference between (x) the per share purchase price received in such transaction and (y) $37.09, minus $7,907,000], multiplied by .7744.

     In the event that the Company, Southwestern Life Insurance Company or Union Bankers Insurance Company are sold in a single transaction in which one or more other direct or indirect subsidiaries of PennCorp also is sold to the same or a related purchaser (a "Group Sale"), the amount of the purchase price allocable to the Company, Southwestern Life Insurance Company or Union Bankers Insurance Company for purposes of this Amended Assignment Agreement shall be determined by reference to the purchase price allocated to the Company, Southwestern Life Insurance Company or Union Bankers by the seller and purchaser involved in such Group Sale. In addition, the parties acknowledge and agree that if one or more of the events referred to in clauses (A) through (D) above occur during the period ending November 25, 1998, (x) the aggregate amount of the payments to be made pursuant to this paragraph (c) shall be calculated so as not to produce duplicative results, and (y) if both Southwestern Life Insurance Company and Union Bankers Insurance Company are sold (or there is executed an agreement for their sale), then any payment to be made pursuant to this paragraph (c) shall be made only to the extent the sum of the purchase prices for Southwestern Life Insurance Company and Union Bankers Insurance Company exceeds $489,580,285.08.

     2. Upon receipt of the First Payment, Knightsbridge shall be deemed to have sold, assigned, conveyed and transferred all of its right, title and interest in the Shares and Warrants and



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thereafter shall be entitled to receive, solely under the circumstances specified above, the Second Payment and the Price Protection Payment, if payable.

     3.   Knightsbridge hereby represents and warrants the following to
PennCorp:

          (a) Knightsbridge is the record and beneficial owner of the Shares and of the Warrants, and owns the Shares and Warrants free and clear of any liens, claims, or encumbrances of any kind;

          (b) Knightsbridge has the requisite power and authority to enter into this Assignment Agreement and to consummate the transaction contemplated by this Assignment Agreement, and the execution and delivery of this Assignment Agreement by Knightsbridge and the consummation by Knightsbridge of the transaction contemplated hereby have been duly authorized by all necessary action on the part of Knightsbridge, and this Assignment Agreement has been duly executed and delivered by Knightsbridge and, assuming this Assignment Agreement constitutes the valid and binding obligation of PennCorp, constitutes a valid and bind obligation of Knightsbridge, enforceable against Knightsbridge in accordance with its terms, except to the extent that such enforceability may be limited by or subject to bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditor's rights generally and that equitable remedies are subject to the discretion of the courts;

          (c) The execution and delivery of this Assignment Agreement do not, and the consummation of the transactions contemplated by this Assignment Agreement and compliance with the provisions hereof will not, (i) conflict with any of the provisions of the organizational documents of Knightsbridge, (ii) conflict with, result in a breach of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or loss of a material benefit under, or require the consent of any person under, any indenture or other agreement, permit, concession, franchise, license or similar instrument or undertaking to which Knightsbridge is a party or by which Knightsbridge or any of its assets is bound or affected, or (iii) subject to compliance with the requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), contravene any law, rule or regulation of any state



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     or of the United States or any political subdivision thereof or therein, or any order, writ, judgement, injunction, decree, determination or award currently in effect; and

          (d) No consent, approval or authorization of, or declaration of filing with, of notice to, any governmental agency or regulatory authority is required by or with respect to Knightsbridge in connection with execution and delivery of this Assignment Agreement by Knightsbridge or the consummation by Knightsbridge of the transactions contemplated hereby, except as may be required by any state or federal insurance regulatory authority or as required by the HSR Act.

     4.   PennCorp hereby represents and warrants the following to
Knightsbridge:

          (a) PennCorp has the requisite power and authority to enter into this Assignment Agreement and to consummate the transaction contemplated by this Assignment Agreement, and the execution and delivery of this Assignment Agreement by PennCorp and the consummation by PennCorp of the transaction contemplated hereby have been duly authorized by all necessary action on the part of PennCorp, and this Assignment Agreement has been duly executed and delivered by PennCorp and, assuming this Assignment Agreement constitutes the valid and binding obligation of Knightsbridge, constitutes a valid and bind obligation of PennCorp, enforceable against PennCorp in accordance with its terms, except to the extent that such enforceability may be limited by or subject to bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditor's rights generally and that equitable remedies are subject to the discretion of the courts;

          (b) The execution and delivery of this Assignment Agreement do not, and the consummation of the transactions contemplated by this Assignment Agreement and compliance with the provisions hereof will not, (i) conflict with any of the provisions of the organizational documents of PennCorp,
     (ii) conflict with, result in a breach of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or loss of a material benefit under, or require the consent of any person under, any indenture or other agreement, permit, concession, franchise, license or similar instrument or undertaking to which PennCorp is a party or by which PennCorp or any of its



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     assets is bound or affected, or (iii) subject to compliance with the requirements of the HSR Act, contravene any law, rule or regulation of any state or of the United States or any political subdivision thereof or therein, or any order, writ, judgement, injunction, decree, determination or award currently in effect; and

          (c) No consent, approval or authorization of, or declaration of filing with, of notice to, any governmental agency or regulatory authority is required by or with respect to PennCorp in connection with execution and delivery of this Assignment Agreement by PennCorp or the consummation by PennCorp of the transactions contemplated hereby, except as may have already been received or as required by the HSR Act.

     5. Knightsbridge, concurrently with the receipt of the First Payment, agrees to deliver or cause to be delivered to PennCorp a receipt from Knightsbridge, in form and substance reasonably satisfactory to PennCorp, evidencing the delivery of such Payment by PennCorp and certificates representing the Common Stock and Warrants, duly endorsed (or accompanied by duly executed stock powers).

     6. All notices, requests, demands and other communications required or permitted hereunder shall be made n writing by hand- delivery, first-class mail (registered or return receipt requested), telex, telecopier or air courier guaranteeing overnight delivery:

     If to PennCorp Financial Group, Inc.

          PennCorp Financial Group, Inc.
          590 Madison Avenue
          New York, NY 10022
          Telephone: (212) 896-2710
          Telecopy: (212) 896-2755

     If to Knightsbridge Capital Fund I, L.P.:

          Knightsbridge Capital Fund I, L.P.
          590 Madison Avenue
          New York, NY 10022
          Telephone: (212) 896-2710
          Telecopy:         (212) 896-2755

     7. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, applicable to



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contracts executed in and to be performed entirely within that state.

     8. This Assignment Agreement may be executed in several counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same instrument.




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     IN WITNESS WHEREOF, the parties hereto have caused this Amended Assignment
Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

                                        PENNCORP FINANCIAL GROUP, INC.



                                        By:/s/ Scott D. Silverman
                                           -----------------------------------
                                        Name:  Scott D. Silverman
                                        Title: Senior Vice President,
                                               General Counsel and
                                               Secretary


                                        KNIGHTSBRIDGE CAPITAL FUND I, L.P.

                                        By:      Knightsbridge Capital LLC
                                        Its:     General Partner



                                        By:/s/ David J. Stone
                                           -----------------------------------
                                        Name:  David J. Stone
                                        Title: Manager



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